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                                  EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS
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We consent to the incorporation by reference in the Registration Statement (Form
S-8) pertaining to the Amended and Restated 1993 Stock Option Plan of NETCOM On-Line Communication Services, Inc. of our report dated February 7, 1996, with respect to the consolidated financial statements of NETCOM On-Line Communication Services, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1995.


                                 /S/ ERNST & YOUNG LLP


San Jose, California
May 7, 1996